SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 25, 2001

                                      BAMS

                                  (Depositor)

   (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-10)

                (Exact name of registrant as specified in charter)

North Carolina                33-63714                      13-4078651
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



100 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (704) 388-5770

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BAMS
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 1999-10

On June 25, 2001, The Bank of New York, as Trustee for BAMS, MORTGAGE PASS-THROUGH CERTIFICATES Series 1999-10, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of August 1, 1999, among BAMS as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BAMS, MORTGAGE PASS-THROUGH CERTIFICATES Series 1999-10 relating to the distribution date of June 25, 2001 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of August 1, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 25, 2001


                                      BAMS


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated June 25, 2001


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-10
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total          Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.          Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        120,517,829.14    6.500000%     1,354,397.52    652,804.91    2,007,202.43     0.00       0.00
                        APO           653,885.03    0.000000%         3,216.25          0.00        3,216.25     0.00       0.00
Residual                AR                  0.00    6.500000%             0.00          0.00            0.00     0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          1,528,207.06    6.500000%         6,310.20      8,277.79       14,587.99     0.00       0.00
                        B2            486,878.81    6.500000%         2,010.40      2,637.26        4,647.66     0.00       0.00
                        B3            486,878.81    6.500000%         2,010.40      2,637.26        4,647.66     0.00       0.00
                        B4            278,613.16    6.500000%         1,150.44      1,509.15        2,659.59     0.00       0.00
                        B5            139,769.39    6.500000%           577.13        757.08        1,334.21     0.00       0.00
                        B6            209,079.67    6.500000%           863.32      1,132.51        1,995.84     0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        124,301,141.08     -            1,370,535.65    669,755.97    2,040,291.62     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        119,163,431.62              0.00
                                APO           650,668.79              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          1,521,896.86              0.00
                                B2            484,868.41              0.00
                                B3            484,868.41              0.00
                                B4            277,462.72              0.00
                                B5            139,192.26              0.00
                                B6            208,216.35              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        122,930,605.43     -
--------------------------------------------------------------------------------

                             Payment Date: 06/25/01


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-10
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    120,517,829.14     6.500000% 060506JG8     9.284645      4.475098    816.887278
                           APO       653,885.03     0.000000% 060506JH6     4.230518      0.000000    855.862180
Residual                   AR              0.00     6.500000% 060506JJ2     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      1,528,207.06     6.500000% 060506JK9     3.822047      5.013803    921.803067
                           B2        486,878.81     6.500000% 060506JL7     3.822047      5.013803    921.803067
                           B3        486,878.81     6.500000% 060506JM5     3.822047      5.013803    921.803067
                           B4        278,613.16     6.500000% 060506JN3     3.822047      5.013803    921.803067
                           B5        139,769.39     6.500000% 060506JP8     3.822047      5.013803    921.803067
                           B6        209,079.67     6.500000% 060506JQ6     3.822047      5.013803    921.803067
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     124,301,141.08       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-10
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                           Total
                                           -----
Prin balance       122,930,605.06   122,930,605.06
Loan count                    366              366
Avg loan rate           6.924185%             6.92
Prepay amount          857,120.58       857,120.58

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                           Total
                                           -----
Master serv fees        45,469.03        45,469.03
Sub servicer fees            0.00             0.00
Trustee fees               466.13           466.13


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                1,500,162.29     1,500,162.29
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           97.492518%           100.000000%            121,171,714.17
   -----------------------------------------------------------------------------
   Junior            2.507482%             0.000000%              3,116,505.03
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           2                   538,954.65
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 2                   538,954.65
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            2,040,291.62          2,040,291.62
Principal remittance amount            1,370,535.65          1,370,535.65
Interest remittance amount               669,755.97            669,755.97